INVENTORY (Details) - USD ($)	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
INVENTORY
Materials, supplies, and packaging	$ 11,111,000	$ 12,805,000
Work in process	76,700,000	56,858,000
Finished goods, net	27,242,000	23,125,000
Incremental costs to acquire cannabis inventory in a business combination, net		575,000
Total inventory	115,053,000	93,363,000
Amount of inventory included in cost of goods sold	228,776	156,064
Incremental costs to acquire inventory in a business combination	$ 6,216,000	$ 43,864,000